SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 28, 2002


                              XYBERNAUT CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                         0-15086                 54-1799851
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


     12701 Fair Lakes Circle,
         Fairfax, Virginia                                          22033
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(Address of Principal Executive Offices)                        (Zip Code)


(Registrant's telephone number, including area code):   (703) 631-6925


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit No.                Description
         -----------                -----------

            99.1 Press Release of Xybernaut Corporation (the "Company") dated February 28, 2002


Item 9.  Regulation FD Disclosure.
         ------------------------

         On February 28, 2002, the Company issued a press release announcing results for the fiscal quarter and fiscal year ended December 31, 2001.

         A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 4, 2002                  XYBERNAUT CORPORATION


                                        By: /s/ John F. Moynahan
                                            ---------------------------------
                                            John F. Moynahan
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

            99.1                    Press Release of the Company dated  February
                                    28, 2002.